SPARX FUNDS TRUST
SPARX Japan Fund

Supplement to Prospectus
dated February 28, 2006, as revised July 5, 2006

Effective November 1, 2006, Masakazu Takeda will replace Kahori Ando as co-portfolio manager of the fund, as Ms. Ando is leaving SPARX Japan. Shuhei Abe will remain as co-portfolio manager with Mr. Takeda. Mr. Takeda is an analyst and fund manager of SPARX Japan, which he joined in 1999. Prior to joining SPARX Japan, Mr. Takeda was employed by the Long Term Credit Bank of Japan (currently Shinsei Bank) and LTCB Warburg (now UBS Securities).

Dated: September 29, 2006